INTEREST REVENUE AND EXPENSE	12 Months Ended
Dec. 31, 2021
Banking and Thrift, Interest [Abstract]
INTEREST REVENUE AND EXPENSE	INTEREST REVENUE AND EXPENSE
Interest revenue and Interest expense consisted of the following:

In millions of dollars	2021	2020	2019
Interest revenue
Loan interest, including fees	$35,440	$40,185	$47,751
Deposits with banks	577	928	2,682
Securities borrowed and purchased under agreements to resell	1,052	2,283	6,872
Investments, including dividends	7,388	7,989	9,860
Trading account assets(1)	5,365	6,125	7,672
Other interest-bearing assets	653	579	1,673
Total interest revenue	$50,475	$58,089	$76,510
Interest expense
Deposits(2)	$2,896	$5,334	$11,852
Securities loaned and sold under agreements to repurchase	1,012	2,077	6,263
Trading account liabilities(1)	482	628	1,308
Short-term borrowings and other interest-bearing liabilities	121	630	2,465
Long-term debt	3,470	4,669	6,494
Total interest expense	$7,981	$13,338	$28,382
Net interest income	$42,494	$44,751	$48,128
Provision for credit losses on loans	(3,103)	15,922	8,218
Net interest income after provision for credit losses on loans	$45,597	$28,829	$39,910

(1)Interest expense on Trading account liabilities of ICG is reported as a reduction of Interest revenue. Interest revenue and Interest expense on cash collateral positions are reported in interest on Trading account assets and Trading account liabilities, respectively.
(2)During 2021, Citi reclassified deposit insurance expenses from Interest expense to Other operating expenses for all periods presented. Amounts reclassified for each year were $1,207 million for 2021, $1,203 million for 2020 and $781 million for 2019. See Note 1 for additional information.